SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Under Rule
[_]  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials





                               Van Eck Funds, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)




--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)   Total fee paid:

________________________________________________________________________________
[_]  Fee paid previously with preliminary materials:

________________________________________________________________________________
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

________________________________________________________________________________
     2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
     3)   Filing Party:

________________________________________________________________________________
     4)   Date Filed:

________________________________________________________________________________

                               VAN ECK FUNDS, INC.


                               MID CAP VALUE FUND

ADVISER
VAN ECK ASSOCIATES CORPORATION
99 Park Avenue, 8th Floor
New York, New York 10016

SUB-ADVISER
NEW YORK LIFE INVESTMENT MANAGEMENT LLC
51 Madison Avenue
New York, New York 10010

DISTRIBUTOR
VAN ECK SECURITIES CORPORATION
99 Park Avenue, 8th Floor
New York, New York 10016


TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
DST SYSTEMS, INC.
210 West 10th Street, 8th Floor
Kansas City, Missouri 64105


-------------------------------------------------------------------------------

PROXY STATEMENT - PLEASE VOTE!

TIME IS OF THE ESSENCE. VOTING ONLY TAKES A FEW MINUTES AND YOUR PARTICIPATION IS IMPORTANT! ACT NOW TO HELP THE FUND AVOID ADDITIONAL EXPENSE.


Van Eck Funds, Inc. (the "Company") will hold a special meeting of shareholders of Mid Cap Value Fund, (the "Fund") on October 15, 2003 at 10:00 a.m. (Eastern
Time). It is important for you to vote on the issues described in this Proxy Statement. We recommend that you read the Proxy Statement in its entirety; the explanations will help you to decide on the issues.


Following is an introduction to the process and the proposal.

WHY AM I BEING ASKED TO VOTE?

Mutual funds are required to obtain shareholders' votes for certain types of changes, like the proposal included in this Proxy Statement. You have a right to vote on such a proposal.

HOW DO I VOTE MY SHARES?


You may vote by telephone at the number given on your proxy card. You may also vote in person at the meeting or complete and return the enclosed Proxy Card. If you:

1. Choose to help save the Fund's time and postage costs by voting by telephone, please don't return your Proxy Card.


2. Do not respond at all, we may contact you by telephone to request that you cast your vote.

3. Sign and return the Proxy Card without indicating a preference, your vote will be cast "for" the proposal.

WHAT ARE THE ISSUES?
You are being asked to approve a new sub-advisory agreement between the Company, Van Eck Associates Corporation and New York Life Investment Management LLC ("NYLIM"), its sub-adviser.


WHY MUST THE COMPANY ENTER INTO A NEW  SUB-ADVISORY  AGREEMENT?
John A. Levin & Co., Inc. ("Levin") resigned as sub-adviser to the Fund effective June 1, 2003. The Board of Directors on April 23, 2003 voted unanimously to engage the services of NYLIM for an interim basis for up to 150 days at the same fee structure in effect with Levin. However, in order for NYLIM to continue as sub-adviser to the Fund after the interim period, shareholder approval of the new arrangements is required. The new arrangements provide for the same sub-advisory services contained in the interim agreement, however, the Fund's adviser will pay NYLIM a larger share of its advisory fee. The Fund will not be required to pay a larger fee than is currently in effect.


WHY AM I BEING ASKED TO APPROVE THE NEW SUB-ADVISORY AGREEMENT?
The Investment Company Act requires shareholders to approve investment advisory agreements for the Fund. Shareholders have not approved the sub-advisory agreement with NYLIM.

The new sub-advisory agreement is identical to the interim sub-advisory agreement. The only change is the compensation paid to NYLIM. This new fee structure provides that Van Eck Associates Corporation, the Fund's investment adviser, will pay a higher fee to NYLIM out of its management fee. The cost to the Fund will be unchanged.

-------------------------------------------------------------------------------
             AFTER CAREFUL CONSIDERATION, THE BOARD OF DIRECTORS HAS
                  UNANIMOUSLY APPROVED THE PROPOSAL. THE BOARD
            RECOMMENDS THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY
                           AND VOTE FOR THE PROPOSAL.
--------------------------------------------------------------------------------

                               VAN ECK FUNDS, INC.

                               MID CAP VALUE FUND
--------------------------------------------------------------------------------
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD OCTOBER 15, 2003
--------------------------------------------------------------------------------

         A special meeting of the shareholders of Mid Cap Value Fund (the "Fund"), a series of Van Eck Funds, Inc. (the "Company"), will be held at the offices of the Fund's investment adviser, Van Eck Associates Corp., located at 99 Park Avenue, 8th Floor, New York, New York 10016, at 10:00 a.m. (Eastern
Time), on October 15, 2003. The Company presently consists of one portfolio or series, Mid Cap Value Fund. At the meeting, shareholders will be asked:


(1) To consider and act upon a proposal to approve a sub-advisory agreement by and among the Company, Van Eck Associates Corp., and New York Life Investment Management LLC, and

(2) To transact such other business as may properly come before the meeting or any adjournment thereof.


The Board of Directors has fixed August 11, 2003 as the record date for determination of shareholders entitled to vote at the meeting.


                                             By Order of the Board of Directors,

                                             /s/ Thomas H. Elwood
                                             -----------------------------------
                                             Thomas H. Elwood
                                             Secretary


                                             August 12, 2003


-------------------------------------------------------------------------------
YOU CAN HELP THE FUND AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS AND MAKING TELEPHONE CALLS TO ENSURE A QUORUM BY PROMPTLY SIGNING AND RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.
-------------------------------------------------------------------------------

                                 PROXY STATEMENT


                               VAN ECK FUNDS, INC.


                               MID CAP VALUE FUND
                            99 PARK AVENUE, 8TH FLOOR
                            NEW YORK, NEW YORK 10016

ABOUT THE PROXY SOLICITATION AND THE MEETING


         The enclosed proxy is solicited from the shareholders of the Mid Cap Value Fund (the "Fund") on behalf of the Board of Directors (the "Board" or "Directors") of Van Eck Funds, Inc. (the "Company"). The Company presently consists of one portfolio or series: Mid Cap Value Fund. The proxies will be voted at the special meeting of shareholders of the Fund to be held on October 15, 2003, at the offices of the Fund's investment adviser, Van Eck Associates Corp. ("Van Eck Associates"), located at 99 Park Avenue, 8th Floor, New York, New York 10016, at 10:00 a.m. (Eastern Time) (such special meeting and any adjournment or postponement thereof are referred to as the "Meeting"). This Proxy Statement and the enclosed proxy card are expected to be mailed on or about August 18, 2003 to shareholders of record at the close of business on August 11, 2003 (the "Record Date").

         The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by the Fund. In addition to solicitations through the mails, officers, employees and agents of the Company may solicit proxies or, if necessary, D.F. King & Co., Inc., a communications firm retained for this purpose may also make solicitations. Such solicitations may be by telephone, or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholder after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instruction as shareholders submitting proxies in written form. The Company may reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.


         The Board has reviewed and approved the terms of the proposed Sub-Advisory Agreement with the Company and recommends that the shareholders approve the proposed Agreement. The purpose of the Meeting is set forth in the accompanying Notice. The Directors know of no business other than that mentioned in the Notice that will be presented for consideration at the Meeting. Should other business properly be brought before the Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies.

     The Fund had 1,208,436.221 shares of beneficial interest outstanding on the Record Date with an aggregate dollar value of $18,211,133.85.

     The Fund's annual report, which was previously mailed to shareholders, includes audited financial statements for the Fund for the fiscal year ended December 31, 2002. The Company will promptly provide, without charge and upon request, to each person to whom this Proxy Statement is delivered a copy of the Fund's annual report. Requests for an annual report for the Fund may be made by writing to the Company's principal executive offices or by calling the Company at 1-800-826-2333. The Company's principal administrative offices are located at Van Eck Funds, Inc., 99 Park Avenue, 8th Floor, New York, New York 10016.


                              PROPOSAL #1: APPROVAL
                          OF THE SUB-ADVISORY AGREEMENT

     New York Life Investment Management LLC ("NYLIM" or the "Sub-Adviser"), located at 51 Madison Avenue, New York, New York 10010, has served as sub-adviser to the Fund since June 1, 2003. The Sub-Adviser is a wholly-owned subsidiary of New York Life Insurance Company. The Sub-Adviser conducts research and makes investment decisions for the Fund pursuant to its existing sub-advisory agreement with the Company dated June 1, 2003 (the "Interim Sub-Advisory Agreement").

     John A. Levin & Co., Inc., ("Levin") the prior investment sub-adviser, resigned its position as such as of June 1, 2003. As an interim measure to avoid a lapse in sub-advisory services to the Fund as a consequence of the resignation of Levin, the Board approved the Interim Sub-Advisory Agreement between the Fund and the Sub-Adviser. The Board of Directors, at a meeting held on April 23, 2003, decided that it was in the best interests of the Fund to engage the services of NYLIM to replace Levin on an interim and permanent basis.

     The proposed Sub-Advisory Agreement (the "New Sub-Advisory Agreement") under which the Fund would operate is similar to the Interim Sub-Advisory Agreement under which the Fund currently operates; the only material difference is that Van Eck Associates Corp. (the "Adviser") will pay NYLIM pursuant to a new fee schedule with potentially higher fees. Since the Adviser will pay these new sub-advisory fees, not the Fund, the advisory expenses of the Fund will remain unchanged. The services provided by the Sub-Adviser under the permanent agreement will be identical to the services currently provided by the Sub-Adviser. As described below, the proposed Sub-Advisory Agreement does not alter the rate of advisory compensation presently payable to the Adviser by the Fund, only the rate at which the Adviser compensates the sub-adviser.

     If approved by the Fund's shareholders at the Meeting, the New Sub-Advisory Agreement will remain in effect until September 30, 2005, unless terminated as described below. The Interim Sub-Advisory Agreement has not been approved by the Fund's shareholders. The Interim Sub-Advisory Agreement was approved by the Board as provided by the Investment Company Act of 1940 as amended ("1940 Act").

INFORMATION CONCERNING THE SUB-ADVISER

     The Sub-Adviser provides investment services to U.S. and international clients. As of June 30, 2003, the Sub-Adviser's assets under management totaled approximately $114.5 billion. The Sub-Adviser manages the Fund's assets in conformity with the stated policies of the Fund, subject to the supervision of the Adviser and the Board. The Sub-Adviser commenced operations in April 2000 and is an independently managed, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). The Sub-Adviser provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the trading records required for the Fund. The Sub-Adviser pays the salaries and expenses of all of its personnel affiliated with the Fund. For its services under the New Sub-Advisory Agreement, the Sub-Adviser is paid a fee, accrued daily and payable monthly, at an annual rate of 0.50%. This fee is reduced, on an annual basis, by 0.01% for each $1 million by which the Fund's average daily net assets are below $50 million. The fee payable to the Sub-Adviser under the Interim Agreement is at an annual rate of 0.20% on first $200 million of the Fund's average daily net assets, 0.19% on the next $1 billion of such assets and 0.18% on any excess over $1.2 billion. The fee paid to the Sub-Adviser are paid by the Adviser from the Advisory fee it receives from the Fund.

         The following table sets forth the name, title and principal occupation of the principal executive officers and each director of the Sub-Adviser.


                                                           PRESENT PRINCIPAL
NAME*                    TITLE WITH SUB-ADVISER            OCCUPATION
-----                    ----------------------            -----------------

Ravindranath Akhoury     Manager, Vice Chairman            Chairman & CEO,
                                                           Mackay Shields LLC

Robert Anselmi           Senior Managing Director
                         and General Counsel               NYLIM

Jefferson Boyce          Senior Managing Director          NYLIM

Patrick Boyle            Executive Vice President          NYLIM

Marc Brookman            Senior Managing Director,
                         Institutional Sales               NYLIM

Chong Huan               Chief Information Officer/
                         Senior Managing Director          NYLIM

Wesley McCain            Senior Managing Director          NYLIM

Frank Ollari             Executive Vice President          NYLIM

                                                           PRESENT PRINCIPAL
NAME*                    TITLE WITH SUB-ADVISER            OCCUPATION
-----                    ----------------------            -----------------

Stephen Roussin          President and Chief               NYLIM
                         Operating Officer

Steven Schneider         Chief Financial Officer/
                         Senior Managing Director          NYLIM

Barry Schub              Senior Managing Director          NYLIM

John Schumacher          Senior Managing Director          NYLIM

Richard Schwartz         Senior Managing Director          NYLIM

Gary Wendlandt           Chairman and Chief                NYLIM
                         Executive Officer


*The address of the principal executive officer and each director is 51 Madison Avenue, New York, New York 10010.

TERMS OF THE NEW SUB-ADVISORY AGREEMENT

     A copy of the form of the New Sub-Advisory Agreement is set forth as Exhibit A. Set forth below is a summary of the terms of that agreement.

     As discussed above, the proposed New Sub-Advisory Agreement is substantially identical to the Interim Sub-Advisory Agreement under which the Fund currently operates. The fee rate under the New Sub-Advisory Agreement provides for a potentially higher fee to be paid by the Adviser to the Sub-Adviser. Pursuant to the New Sub-Advisory Agreement, the Sub-Adviser agrees to furnish the Fund with an investment program and make investment decisions for the Fund.

     COMPENSATION AND EXPENSES

     As discussed above, the compensation presently payable by the Adviser to the Sub-Adviser will increase under the New Sub-Advisory Agreement if the Fund's assets exceed $20 million. The Sub-Adviser is responsible for expenses of personnel, simple business equipment, supplies and utilities necessary to manage the Fund's assets.

     DURATION AND TERMINATION

     The New Sub-Advisory Agreement will remain in effect until September 30, 2005, and from year to year thereafter if approved annually (a) by the Board of Directors, including a majority of the Independent Directors who are not "interested persons" as defined in the 1940 Act ("Independent Directors") or (b) by a majority of outstanding shares of the Fund. The New Sub-Advisory Agreement is not assignable and may be terminated without penalty by the Fund on 10 days written notice, on 60 days written notice by the Sub-Adviser.

DIRECTORS CONSIDERATION AND RECOMMENDATION

     On April 23, 2003, in connection with the Board of Director's annual consideration of the Investment Advisory Agreement with the Adviser ("Advisory Agreement'), the sub-investment advisory agreement with Levin and the Sub-Advisory Agreement with NYLIM, the Board reviewed information derived from a number of sources and covering a range of issues relating to, among other things, the nature, quality and extent of the advisory services provided under those agreements, the level of fees payable by the Fund and fees and expense ratios of comparable funds, and the investment performance of the Fund and comparable funds. The Board of Directors considered the services to be provided to the Fund by the Adviser, Levin and NYLIM under their respective agreements, as well as other services to be provided by the Adviser and its affiliates under other agreements, and the qualifications of the personnel who provide these services.

     The Directors reviewed the investment performance and capabilities, the background of the investment personnel and the overall capabilities of NYLIM. The Board focused on the experience, resources and strengths of NYLIM and its affiliates in managing investment companies and other accounts that invest in the securities of mid cap companies. The Board noted that Mr. McCain was formerly an independent trustee of other mutual funds affiliated with the Adviser and would devote substantial time to managing the Fund's assets.


     On July 30, 2003, the Directors also considered the fees payable to NYLIM under the New Sub-Advisory Agreement and the impact these fees would have on the profitability of the Adviser with respect to the Fund and its ability to provide an appropriate level services. The Directors received assurances from the Adviser that there would be no diminution in the quality and quantity of services provided by the Adviser to the Fund resulting from the higher fees payable to NYLIM.


     Based on the information reviewed and the discussions, the Board of Directors, including a majority of the Independent Directors, concluded that it was satisfied with the nature and quality of the services to be provided by the Investment Adviser to the and that the advisory fee rate was reasonable in relation to such services. The Independent Directors were represented by independent counsel who assisted them in their deliberations.

                          INFORMATION ABOUT THE COMPANY

PROXIES, QUORUM AND VOTING AT THE MEETING

     Only shareholders of record on the Record Date will be entitled to vote at the Meeting. Each share of the Fund is entitled to one vote for each share of the Fund owned. Under both the 1940 Act and the Articles of Incorporation, the term "Majority Shareholder Vote" of the Fund means the favorable vote of: (a) 67% or more of the outstanding shares of the Fund present at the Meeting, if 50% or more of the outstanding shares of the Fund are present or represented by proxy; or (b) the vote of more than 50% of the outstanding shares of the Fund, whichever is less. A Majority Shareholder Vote of the Fund is required to approve Proposal 1.


     Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Company at 99 Park Avenue, 8th Floor, New York, NY 10016. In addition, although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy and vote in person. All properly executed and un-revoked proxies received in time for the Meeting will be voted in accordance with the instructions contained in the proxies. IF NO INSTRUCTION IS GIVEN ON THE PROXY, THE PERSONS NAMED AS PROXIES WILL VOTE THE SHARES REPRESENTED THEREBY IN FAVOR OF THE MATTERS SET FORTH IN THE ATTACHED NOTICE.


     In order to hold the Meeting, a "quorum" must be present. A quorum is present if the holders of at least one-half of the outstanding shares entitled to be cast are represented at the meeting, either in person or by proxy.

     For purposes of determining a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are PRESENT but which have not been VOTED. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of Proposal 1.

     If a quorum is not present, the persons named as proxies may vote those proxies which have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitations of proxies with respect to the proposal. All such adjournments will require the affirmative vote of a majority of the votes entitled to be cast present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote AGAINST any such adjournment those proxies which they are required to vote against the proposal and will vote in FAVOR of the adjournment other proxies which they are authorized to vote. A shareholder vote may be taken on other proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received for approval.

SHARE OWNERSHIP OF THE DIRECTORS

     At the close of business on the Record Date, officers and Directors of the Company owned less than 1% of the Fund's outstanding shares.


     As of the close of business on the Record Date, no person owned, to the knowledge of management, more than 5% of the outstanding shares of the Fund.


OFFICERS OF THE COMPANY

     The principal executive officers of the Company are elected annually by the Board of Directors. Each officer holds the office until qualification of his successor. The names and ages of the principal executive officers of the Company, and their principal occupations during the last five years, are set forth below:


             NAME                          AGE                               PRINCIPAL OCCUPATIONS
             ----                          ---                               ---------------------
John C. van Eck                             87             Chairman of the Board, Director  and Director  of other
Chairman                                                   investment companies advised, distributed or administered
                                                           by Van Eck Associates Corp.

Bruce J. Smith                              48             Vice President and Treasurer of other investment
Vice President                                             companies advised, distributed or administered by Van Eck
and Treasurer                                              Associates Corp.

Thomas H. Elwood                            56             Vice President and Secretary of other investment
Vice President and Secretary                               companies advised, distributed or administered by Van Eck
                                                           Associates Corp.

Susan C. Lashley                            48             Vice President of other investment companies advised,
Vice President                                             distributed or administered by Van Eck Associates Corp.

         OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY


         The Company is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to Van Eck Funds, Inc., 99 Park Avenue, 8th Floor, New York, New York 10016, so that they are received within a reasonable time before any such meeting.


         No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Funds and the Company.

--------------------------------------------------------------------------------
               SHAREHOLDERS ARE REQUESTED TO VOTE BY TELEPHONE OR
         COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT
          IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN
                               THE UNITED STATES.
--------------------------------------------------------------------------------


                                             By Order of the Board of Directors,

                                                            /s/ Thomas H. Elwood
                                                            --------------------
                                                                Thomas H. Elwood
                                                                       Secretary


August 12, 2003

                                    EXHIBIT A

                        INVESTMENT SUB-ADVISORY AGREEMENT


     THIS AGREEMENT ("Agreement") made as of the _____ day of _______________ 2003 by and among NEW YORK LIFE INVESTMENT MANAGEMENT LLC, a limited liability company organized under the laws of the state of Delaware having its principal place of business in New York, New York (the "Sub-Adviser") and VAN ECK ASSOCIATES CORPORATION, a corporation organized under the laws of the State of Delaware and having its principal place of business in New York, New York (the "Adviser") and VAN ECK FUNDS, INC., a corporation organized under the laws of the state of Maryland having its principal place of business in New York, New York (the "Company").


     WHEREAS, the Company is engaged in business as an open-end investment company and is so registered under the Investment Company Act of 1940 as amended ("1940 Act"); and

     WHEREAS, the Sub-Adviser is engaged principally in the business of rendering investment management services and is registered under the Investment Advisers Act of 1940 ("Advisers Act"); and

     WHEREAS, the Company is authorized to issue shares of common stock in separate series with each such series representing interests in a separate portfolio of securities and other assets; and

     WHEREAS, the Company has retained the Adviser to render management and advisory services to the series of the Company known as the Van Eck Mid Cap Value Fund (the "Fund"); and

     WHEREAS, the Adviser has retained the Sub-Adviser to render investment advisory to the Fund; and

     WHEREAS, the Sub-Adviser is willing to furnish such services to the Fund under this investment sub-advisory agreement.

     NOW, THEREFORE, WITNESSETH: That it is hereby agreed among the parties hereto as follows:

1.  APPOINTMENT OF SUB-ADVISER

The Adviser hereby appoints the Sub-Adviser to act as investment adviser to the Fund for the period and on the terms set forth herein. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided. So long as the Sub-Adviser serves as investment adviser to the Fund pursuant to this Agreement the obligation of the Adviser under this Agreement with respect to the Fund shall be, subject in any event to the control of the Board of Directors of the Company (the

"Board"), to determine and review with Sub-Adviser the investment policies of the Fund and the Sub-Adviser shall have the obligation of furnishing continuously an investment program and making investment decisions for the Fund, adhering to applicable investment objectives, policies and restrictions and placing all orders for the purchase and sale of portfolio securities for the Fund and such other services set forth in Section 2 hereof. The Adviser will compensate the Sub-Adviser of the Fund for its services to the Fund. The Adviser or the Fund, subject to the terms of this Agreement, may terminate the services of the Sub-Adviser at any time in their sole discretion, and the Adviser shall at such time assume the responsibilities of the Sub-Adviser unless and until a successor investment adviser is selected.

2.  DUTIES OF SUB-ADVISER

The Sub-Adviser, at its own expense, shall furnish the following services and facilities to the Company:

     (a) INVESTMENT PROGRAM. The Sub-Adviser will (i) furnish continuously an investment program for the Fund, (ii) determine (subject to the overall supervision and review of the Board and the Adviser) what investments shall be purchased, held, sold or exchanged and what portion, if any, of the Fund shall be held uninvested, and (iii) make changes on behalf of the Fund in the investments. The Sub-Adviser will provide the services hereunder in accordance with the Fund's investment objectives, policies and restrictions as stated in the then current prospectus and statement of additional information which is part of the Trust's Registration Statement filed with the Securities and Exchange Commission, as amended from time to time, together with supplements or amendments (together, the "Registration Statement"), along with copies of the Articles of Incorporation and By-laws as they may be amended from time to time, copies of which shall be sent to the Sub-Adviser by the Adviser. The Sub-Adviser also will manage, supervise and conduct such other affairs and business of the Fund and matters incidental thereto, as the Sub-Adviser and the Fund agree, subject always to the control of the Board and to the provisions of the Articles of Incorporation of the Fund, the Fund's By-laws and the 1940 Act. The Sub-Adviser will provide the services under this Agreement so that the Fund will qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code of 1986, as it may be amended from time to time. With respect to the services provided by the Sub-Adviser under this Agreement, it shall be responsible for compliance with all applicable laws, rules and regulations. Sub-Adviser will adopt, or has adopted, and will maintain procedures reasonably designed to ensure compliance.

     (b) OFFICE SPACE AND FACILITIES. The Sub-Adviser will arrange to furnish office space, all necessary office facilities, simple business equipment, supplies, utilities, and telephone services required for managing the investments of the Fund.

     (c) PERSONNEL. The Sub-Adviser shall provide executive and clerical personnel for managing the investments of the Fund, and shall compensate officers and Directors of the Fund for services provided to the Fund (but not any other series of the Company) if such persons are also employees of the Sub-Adviser or its affiliates, except as otherwise provided herein.

     (d) PORTFOLIO TRANSACTIONS. The Sub-Adviser shall place all orders for the purchase and sale of portfolio securities for the account of the Fund with brokers or dealers selected by the Sub-Adviser, although the Fund will pay the actual transaction costs, including without limitation brokerage commissions on portfolio transactions in accordance with this Paragraph 2(d). In executing portfolio transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to seek on behalf of the Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors it deems relevant, including, without limitation, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). In evaluating the best overall terms available, and in selecting the broker or dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Sub-Adviser or an affiliate of the Sub-Adviser in respect of accounts over which it exercises investment discretion. The Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of that particular transaction or in terms of all of the accounts over which investment discretion is so exercised by the Sub-Adviser or its affiliates. Nothing in this agreement shall preclude the combining of orders for the sale or purchase of securities or other investments with other accounts managed by the Sub-Adviser or its affiliates provided that the Sub-Adviser does not favor any account over any other account and provided that any purchase or sale orders executed contemporaneously shall be allocated in an equitable manner among the accounts involved in accordance with procedures adopted by the Sub-Adviser. The Sub-Adviser is authorized to allocate the orders placed by it on behalf of the Fund to the Adviser, Sub-Adviser, or affiliate thereof that is registered as a broker-dealer with the SEC, in compliance with Rule 17e-1 procedures that the Fund's Board shall adopt from time to time.

     (e) In connection with the purchase and sale of securities for the Fund, the Sub-Adviser will arrange for the transmission to the custodian and record keeping agent for the Company on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Fund, as may be reasonably necessary to enable the custodian and record keeping agent to perform its administrative and record keeping responsibilities with respect to the Fund. With respect to portfolio securities to be purchased or sold through the Depository Trust Company, the Sub-Adviser will arrange for the automatic transmission of the confirmation of such trades to the Fund's custodian and record keeping agent.

     (f) The Sub-Adviser will monitor on a daily basis the determination by the custodian and record-keeping agent for the Fund of the valuation of portfolio securities and other investments of the Fund. The Sub-Adviser will assist the custodian and record keeping agent for the Fund in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Company, the value of any portfolio securities or other assets of the Fund for which the custodian and record keeping agent seeks assistance from, or identifies for review by, the Sub-Adviser. The Sub-Adviser shall assist the Board of Directors in determining fair value of such securities or assets for which market quotations are not readily available.

     (g) The Sub-Adviser will provide the Company or the Adviser with copies of all of the Fund's investment records and ledgers maintained by the Sub-Adviser (which shall not include the records and ledgers maintained by the custodian and record keeping agent for the Company) as are necessary to assist the Company and the Adviser to comply with requirements of the 1940 Act and the Advisers Act as well as other applicable laws. The Sub-Adviser will furnish to regulatory authorities having the requisite authority any information, reports or investment records and ledgers maintained by the Sub-Adviser in connection with such services which may be requested in order to ascertain whether the operations of the Company are being conducted in a manner consistent with applicable laws and regulations.


     (h) The Sub-Adviser will provide reports to the Board of Directors for consideration at meetings of the Board on the investment program for the Fund and the issues and securities represented in the Fund's portfolio, and will furnish the Board of Directors with respect to the Fund such periodic and special reports as the Board of Directors or the Adviser may reasonably request.

3.  EXPENSES OF THE COMPANY

Except as provided in Paragraph 2(d) above, the Sub-Adviser shall assume and pay all of its own costs and expenses related to providing an investment program for the Fund.

4.  COMPENSATION

For the services and facilities to be provided to the Fund by the Sub-Advisor as provided in Paragraph 2 hereof, the Advisor shall pay the Sub-Advisor a fee, payable monthly, at the annual rate of .50% (one half of one per cent) on any balance of the Fund's average daily net assets from the Advisory fee it receives from the Fund, as determined by the Trust or its third party administrator in accordance with procedures established, from time to time, by or under the direction of the Board. Such fee shall be reduced by 0.01% (one hundredth of one per cent) on an annual basis for each month for each $1 million (one million dollars) by which average daily net assets of the Fund for the month are below $50 million (fifty million dollars). The Trust shall not be liable for the obligation of the Advisor to make payment to the Sub-Advisor.

5.  REPRESENTATIONS AND COVENANTS

     (a) The Adviser hereby represents and warrants as follows:

         1. That it is registered in good standing with the Securities and Exchange Commission as an investment adviser under the Advisers Act;

         2. That it has all the requisite authority to enter into, execute, deliver and perform its obligations under this Agreement; and

         3. Its performance of its obligations under this Agreement does not conflict with any law, regulation or order to which it is subject.

     (b) The Adviser hereby covenants and agrees that, so long as this Agreement shall remain in effect:

         1. It shall maintain its registration in good standing as an investment adviser under the Advisers Act;

         2. Its performance of its obligations under this Agreement does not conflict with any law, regulation or order to which it is subject; and

         3. It shall promptly notify the Sub-Adviser upon occurrence of any event that might disqualify or prevent it from performing its duties under this Agreement.

     (c) The Sub-Adviser hereby represents and warrants as follows:

         1. That it is registered in good standing with the Securities and Exchange Commission as an investment adviser under the Advisers Act;

         2. That is has all the requisite authority to enter into, execute, deliver and perform its obligations under this Agreement; and

         3. Its performance of its obligations under this Agreement does not conflict with any law, regulation or order to which it is subject.

     (d) The Sub-Adviser hereby covenants and agrees that, so long as this Agreement shall remain in effect:

         1. It shall maintain its registration in good standing as an investment adviser under the Advisers Act;

         2. Its performance of its obligations under this Agreement does not conflict with any law, regulation or order to which it is subject;

         3. It shall at all times fully comply with the Advisers Act, the 1940 Act, all applicable rules and regulations under such Acts and all other applicable law; and

         4. It shall promptly notify the Adviser and the Fund upon occurrence of any event that might disqualify or prevent it from performing its duties under this Agreement. It further agrees to notify the Adviser and the Fund promptly with respect to written material that has been provided to the Fund or the Adviser by the Sub-Adviser for inclusion in the Registration Statement, or any supplement or amendment thereto, or, if written material has not been provided, with respect to the information pertaining to the Sub-Adviser or Sub-Adviser's services under this Agreement contained in the Registration Statement, or any supplement or amendment thereto, reviewed by the Sub-Adviser, in either case, of any untrue statement of a material fact or of any omission of any statement of a material fact which is required to be stated therein or is necessary to make the statements contained therein not misleading.

6.  COMPANY TRANSACTIONS

The Adviser and Sub-Adviser each agrees that neither it nor any of their respective officers, directors, employees or agents will take any long or short-term position in the shares of the Company; provided, however, that such prohibition shall not prevent the purchase of shares of the Company by any of the persons above described for their account and for investment at the price (net asset value) at which such shares are available at the time of purchase or as part of the initial capital of the Company.

7.  RELATIONS WITH COMPANY

Subject to and in accordance with the Articles of Incorporation and By-Laws of the Company and the Articles of Incorporation and By-Laws of the Adviser and Sub-Adviser it is understood (i) that directors, officers, agents and shareholders of the Company are or may be interested in the Sub-Adviser (or any successor thereof) as directors, officers, or otherwise; (ii) that directors, officers, agents and shareholders of the Sub-Adviser are or may be interested in the Company as directors, officers, shareholders or otherwise; and (iii) that the Sub-Adviser (or any such successor) is or may be interested in the Company as a shareholder or otherwise and that the effect of any such adverse interests shall be governed by said Articles of Incorporation and By-laws.

8.  LIABILITY OF ADVISER, SUB-ADVISER AND OFFICERS AND DIRECTORS OF THE COMPANY

Neither the Adviser, Sub-Adviser nor any of their respective officers, directors, employees, agents or controlling persons or assigns, or Board of Directors or officers of the Company shall be liable for any error of judgment or law, or for any loss suffered by the Company or its shareholders in connection with the matters to which this Agreement relates, except that no provision of this Agreement shall be deemed to protect the Adviser, Sub-Adviser or such persons against any liability to the Company or its shareholders to which the Adviser or Sub-Adviser might otherwise be subject by reason of any willful misconduct, negligence or actions taken in bad faith in the discharge of its respective obligations and performance of its respective duties under this Agreement.

9.  INDEMNIFICATION

     (a) Notwithstanding Section 8 of the Agreement, the Adviser agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser (except the Company), and each person, if any, who, within the meaning of Section 15 of the Securities Act of 1933 as amended (the "1933 Act") controls ("controlling person") the Sub-Adviser (all of such persons being referred to as "Sub-Adviser Indemnified Persons") against any and all losses, claims, damages, liabilities (excluding salary charges of employees, officers or partners of the Sub-Adviser), or litigation (including legal and other) expenses to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, any other statute, common law or otherwise, arising out of the Adviser's responsibilities to the Company which (1) may be based upon any untrue statement or alleged untrue statement of a material fact supplied by, or which is the responsibility of, the Adviser and contained in the Registration Statement, or the omission or alleged omission or failure to state therein a material fact known or which should have been known to the Adviser and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Adviser or the Company or to any affiliated person of the Adviser by a Sub-Adviser Indemnified Person in writing for inclusion in the Registration Statement; or (2) may be based upon a failure by the Adviser to comply with, or a breach of, any provision of this Agreement or any other agreement with the Fund; or (3) may be based upon misfeasance or negligence by the Adviser in the discharge of its duties and performance of its obligations under this Agreement or any other agreement with the Fund, provided however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of any misfeasance or negligence in the discharge of its obligations and the performance of its duties under this Agreement.

     (b) Notwithstanding Section 8 of this Agreement, the Sub-Adviser agrees to indemnify and hold harmless the Adviser, any affiliated person of the Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls ("controlling person") the Adviser (all of such persons being referred to as "Adviser Indemnified Persons") against any and all losses, claims, damages, liabilities (excluding salary charges of employees, officers or partners of the Adviser), or litigation (including legal and other) expenses to which an Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, any other statute, common law or otherwise, arising out of the Sub-Adviser's responsibilities as investment sub-adviser to the Fund which (1) may be based upon any untrue statement or alleged untrue statement of a material fact supplied by the Sub-Adviser for inclusion in the Registration Statement, or, with respect to a material fact supplied by the Sub-Adviser for inclusion in the Registration Statement, the omission or alleged omission or failure to state therein a material fact known or which should have been known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Sub-Adviser, the Company, or any affiliated person of the Sub-Adviser or Company by an Adviser Indemnified Person; or (2) may be based upon a failure by the Sub-Adviser to comply with, or a breach of, any provision of this Agreement or any other agreement with the Fund; or (3) may be based upon misfeasance or negligence by the Sub-Adviser in the discharge of its duties and performance of its obligations under this Agreement or any other agreement with the Fund provided however, that in no case shall the indemnity in favor of an Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of misfeasance or negligence in the discharge of its obligations and the performance of its duties under this Agreement.

     (c) Neither the Adviser nor the Sub-Adviser shall be liable under this Section with respect to any claim made against an Indemnified Person unless such Indemnified Person shall have notified the indemnifying party in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Person (or such Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the indemnifying party of any such claim shall not relieve the indemnifying party from any liability which it may have to the Indemnified Person against whom such action is brought otherwise than on account of this Section. In case any such action is brought against the Indemnified Person, the indemnifying party will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Indemnified Person. If the indemnifying party assumes the defense and the selection of counsel by the indemnifying party to represent both the Indemnified Person and the indemnifying party would result in a conflict of interests and would not, in the reasonable judgment of the Indemnified Person, adequately represent the interests of the Indemnified Person, the indemnifying party will at its own expense, assume the defense with counsel to the indemnifying party and, also at its own expense, with separate counsel to the Indemnified Person which counsel shall be satisfactory to the indemnifying party and the Indemnified Person. The Indemnified Person will bear the fees and expenses of any additional counsel retained by it, and the indemnifying party shall not be liable to the Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The indemnifying party shall not have the right to compromise or settle the litigation without the prior written consent of the Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Indemnified Person.

10.  DURATION AND TERMINATION OF THE AGREEMENT

     (a) This Agreement shall commence on the date hereof and unless terminated as herein provided, this Agreement will remain in full force and effect until October 1, 2005 and shall continue in full force and effect for periods of one year thereafter so long as such continuance is approved at least annually (i) by either the Board of Directors or by a vote of a majority of the outstanding shares (as defined in the 1940 Act) of the Company, and (ii) in either event by the vote of a majority of the Directors who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.


     (b) This Agreement may be terminated at any time without payment of any penalty by the Company upon the vote of a majority of the Board or by vote of the majority of the Fund's outstanding voting securities, upon ten (10) days written notice to the Sub-Adviser or (b) by the Adviser or the Sub-Adviser at any time upon sixty (60) days written notice to the other parties.


     (c) This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

11.  MISCELLANEOUS

     (a) This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     (b) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

12.  USE OF NAME

     (a) It is understood that the name "Van Eck" or any derivative thereof or logo associated with that name is the valuable property of the Adviser and its affiliates, and that the Company and Sub-Adviser have the right to use such name (or derivative or logo) only with the approval of the Adviser and only so long as the Adviser is Adviser to the Fund. Upon termination of the Investment Advisory and Management Agreement between the Company and the Adviser, the Company and the Sub-Adviser shall forthwith cease to use such name (or derivative or logo).

     (b) It is understood that the name New York Life or any derivative thereof or logo associated with that name is the valuable property of the Sub-Adviser and its affiliates and that the Company and/or the Fund have the right to use such name (or derivative or logo) in offering materials of the Company only with the approval of the Sub-Adviser and only for so long as the Sub-Adviser is investment sub-adviser to the Fund. Upon termination of this Agreement, the Company and Adviser shall forthwith cease to use such name (or derivative or logo).

13.  SERVICES NOT EXCLUSIVE

It is understood that the services of the Sub-Adviser are not exclusive, and nothing in this Agreement shall prevent the Sub-Adviser (or its affiliates) from providing similar services to other clients, including investment companies (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities.

14.  BINDING AGREEMENT

This Agreement will become binding on the parties hereto upon their execution of the attached Schedule to this Agreement.


Witness the due execution hereof effective this ____ day of __________ 2003.


ATTEST:                           VAN ECK ASSOCIATES CORPORATION

                                  By:
------------------------------       -------------------------------------------

------------------------------

ATTEST:                           VAN ECK FUNDS, INC.
                                  MID CAP VALUE FUND


                                  By:
------------------------------       -------------------------------------------

------------------------------

ATTEST:                           NEW YORK LIFE INVESTMENT
                                  MANAGEMENT LLC

                                  By:
------------------------------       -------------------------------------------

------------------------------

--------------------------------------------------------------------------------

                                       PLEASE VOTE THIS PROXY CARD TODAY!
[LOGO OMITTED]                            VOTE BY TELEPHONE OR BY MAIL
                                         CALL TOLL-FREE 1-888-221-0697
                                OR RETURN IN THE ENCLOSED POSTAGE-PAID ENVELOPE


                  **** CONTROL NUMBER: 999 999 999 999 99 ****


VAN ECK FUNDS, INC.                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
MID CAP VALUE FUND                                   TO BE HELD OCTOBER 15, 2003

The undersigned shareholder(s) of MID CAP VALUE FUND, (the "Fund"), a series of VAN ECK FUNDS, INC., (the "Company"), having received Notice of the Meeting of Shareholders of the Fund and the Proxy Statement accompanying such Notice, hereby constitutes and appoints Jan van Eck, Derek van Eck, Susan C. Lashley, Thomas H. Elwood and Bruce J. Smith, and each of them, true and lawful attorneys or attorney for the undersigned, with several powers of substitution, for and in the name, place and stead of the undersigned, to attend and vote all shares of the Fund which the undersigned would be entitled to vote at the Meeting to be held at 99 Park Avenue, 8th Floor, New York, New York 10016, on October 15, 2003 at 10:00 a.m., Eastern Time, and at any and all adjournments thereof, with all powers the undersigned would possess if personally present.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.


                  [GRAPHIC OMITTED]    IF NOT VOTING BY TELEPHONE, PLEASE SIGN,
                                      DATE AND RETURN THIS PROXY PROMPTLY USING
                                                THE ENCLOSED ENVELOPE.

                                            DATE ________________________


                 ---------------------------------------------------------------



                 ---------------------------------------------------------------
                 Signature(s) and Title(s), if applicable      (SIGN IN THE BOX)

                 Note: Please date and sign exactly as name or names appear herein. When signing as attorney, executor, trustee, guardian, or officer of the corporation, please give your title as such.

[GRAPHIC OMITTED]                [GRAPHIC OMITTED]

[GRAPHIC OMITTED]    PLEASE FILL IN BOX(ES) AS SHOWN USING     [GRAPHIC OMITTED]
                     BLACK OR BLUE INKOR NUMBER 2 PENCIL. [X]
                     PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY CARD WILL BE VOTED AS SPECIFIED. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. PLEASE REFER TO THE ACCOMPANYING PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSAL.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL.

                                                         FOR   AGAINST   ABSTAIN

1. To approve a sub-advisory agreement between the       [ ]     [ ]       [ ]
   Fund and New York Life Investment Management LLC.










    THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.


[GRAPHIC OMITTED]                                              [GRAPHIC OMITTED]